May 7, 2018 First Quarter 2018 Operating Results Exhibit 99.2

First Quarter 2018 Highlights Loan Investment Activity Loan Portfolio $4.2 billion, diversified loan portfolio comprised of 59 first mortgage loans and 3 mezzanine loans1 98.6% first mortgage and 1.4% mezzanine loan commitments 99.9% floating rate and 0.1% fixed rate mortgage loans 79.1% concentration in the Top 25 MSAs in the United States; 63.7% concentration in the Top 10 MSAs Asset-Level Estimated Return on Equity1 of 9.2% for first quarter 2018 loan originations 100% performing loan portfolio with no credit losses or impairments since inception 1. See Appendix for definitions, including definitions of LTV, Mezzanine Loan and Asset-Level Estimated Return on Equity Loan Investment Activity ($ in millions) Quarter ended 3/31/18 Quarter ended 12/31/17 Number of Loans Closed 7 7 Total Loan Commitment $579.2 $494.6 Initial Unpaid Principal Balance $516.7 $451.8 Weighted Average Interest Rate LIBOR plus 3.76% LIBOR plus 4.18% Weighted Average LTV1 71.3% 63.7% Average Loan Size (by Commitment) $82.7 $70.7 Property Type Office, Multifamily, & Mixed-Use Multifamily, Office, & Hotel

First Quarter 2018 Highlights Loan portfolio leverage3 of 74.3%, with loan portfolio weighted average cost of funds of LIBOR plus 2.04%, a decline of 41 basis points from the quarter ended December 31, 2017, primarily due to the issuance of TRTX 2018-FL1 $3.9 billion of financing commitments for loan investments at March 31, 2018, including total available loan portfolio financing capacity of $1.3 billion Available liquidity of $85.3 million at March 31, 2018 (Cash: $74.4 million; Secured Revolving Repurchase Facilities and Senior Secured Credit Facility Undrawn Capacity: $10.9 million) Closed in February 2018 TRTX 2018-FL1, a $932.4 million CLO, financing one first mortgage whole loan and 25 pari passu first mortgage loan investment participation interests at a current advance rate of 80.0% and a weighted average coupon of LIBOR plus 1.08% Capitalization 1Q18 Financial Performance 1. See Appendix for definitions, including the definition of Core Earnings (reconciliation to GAAP net income provided on slide 14) 2. Common shares consist of common stock and Class A common stock 3. Loan portfolio leverage is defined as the total outstanding borrowings divided by the aggregate unpaid principal balance of the loan investments pledged 4. The Company originated and is in the process of closing, five first mortgage loans for which borrowers have executed non-binding term sheets with the Company, entered into a period of exclusivity with the Company, and paid expense deposits to cover underwriting costs of the Company Generated GAAP net income of $25.1 million and Core Earnings1 of $25.3 million, or $0.42 per diluted common share2, respectively for the three months ended March 31, 2018 Net interest income increased to $33.4 million, up $2.6 million, or 8.4%, from the quarter ended December 31, 2017, due primarily to loan portfolio growth, increased LIBOR, and a lower cost of funds Declared cash dividends of $25.3 million, or $0.42 per common share2, representing an annualized dividend yield of 8.5% based on a book value per common share of $19.82 as of March 31, 2018 Subsequent Events From April 1, 2018 through May 7, 2018, the Company originated and is in the process of closing4, five first mortgage loans totaling $450.0 million of loan commitments, with an initial funding amount of $397.6 million, and an average loan size of $90.0 million On May 4, 2018, the Company amended its guaranty agreements to harmonize its financial covenants and allow for additional leverage across its lending arrangements where TPG RE Finance Trust Holdco, LLC is the guarantor

Operating Performance GAAP net income of $25.1 million, or $0.42 per diluted common share, and Core Earnings1 of $25.3 million, or $0.42 per diluted common share, compared to GAAP net income and Core Earnings1 of $24.8 million, or $0.41 per diluted common share, for the quarter ended December 31, 2017 Net interest income increased to $33.4 million, up $2.6 million, or 8.4%, from the quarter ended December 31, 2017, due primarily to loan portfolio growth, increased LIBOR, and a lower cost of funds Declared cash dividends of $0.42 per common share during the quarter ended March 31, 2018, representing an 8.5% annualized dividend yield2 on book value per common share of $19.82 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income. 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date. 3. Values and amounts adjusted for the common stock and Class A common stock dividend related to the Company’s IPO in July 2017 4. Compound Annual Growth Rate (CAGR) is calculated using operating results for 3Q17 to 1Q18 to reflect the Company’s Annualized Dividend Yield and Core Earnings growth as a public company. Annualized Dividend Yield and Book Value per Common Share2, 3 Reliable Earnings Growth as a Public Company $ Millions Core Earnings1 GAAP net income Quarterly Results $19.80 Annualized Dividend Yield Book Value per Common Share 12.6% CAGR4 $19.82 $19.82 10.3% CAGR4

Geographic Diversity2 Diversified Loan Portfolio National, Major Market Footprint Property Diversity2 Lending Focused in Top 25 Markets Fixed vs. Floating2 Loan Category 1. Top 25 markets determined by US Census 2. By total loan commitment at March 31, 2018 3. Reflects total loan commitments for the Company’s 10 condominium loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $79.6 million 4. See Appendix for definitions, including LTV and Loan Category definitions 5. Represents total loan commitments for the company’s 6 construction loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $16.5 million Note: Totals may not sum due to rounding 2,4 Top 25 Markets Account for 79.1% of Total Loan Commitments1 3 Condominium Construction Loan Portfolio: $4.2 billion Loan Type: First Mortgage 98.6% | Mezzanine 1.4% Weighted Average Interest Rate: LIBOR plus 4.5% Weighted Average LTV: 60.6% Property Diversity: No property type > 27.5%

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s risk rating scale 2. In-place debt yield is based on the most recent financial information received from the borrower and excludes one hotel that is expected to open during the second quarter of 2018 3. By total loan commitment 4. By loan carrying value Note: Totals may not sum due to rounding Strong Growth in Bridge Loans 100% Performing Loan Portfolio4 Loan Category3 $ Millions Loan Portfolio – 3/31/18 $ Millions Property Type3 $ Millions Loan Portfolio – 12/31/17 $ Millions QoQ Decline of 23.5% Total: $3,597.2 QoQ Decline of 20.4% Total: $3,175.7 Loan UPB increased 13.2% quarter-over-quarter to $3.6 billion Loan portfolio risk rating1 of 2.7 compared to 2.6 at December 31, 2017 Office and Multifamily are largest exposures at 27.5% and 23.2%, respectively, of total loan commitments Hotel exposure is 16.7% of total loan commitments, with a weighted average in-place debt yield of 8.9%2 Weighted Average Risk Rating of 2.7 Weighted Average Risk Rating of 2.6 $0.0 $0.0 QoQ Increase of 36.1% QoQ Increase of 18.1% QoQ Increase of 20.5% $0.0

Loan Originations Q1 2018 Investment Highlights Increased Quarterly Average Loan Originations1 Closed 7 first mortgage loans Total commitment of $579.2 million Average loan size of $82.7 million 100% Floating Rate Weighted average interest rate of LIBOR plus 3.76% Weighted average LTV3 of 71.3% Diversified originations across major property types: Office Multifamily Mixed-Use 1. Quarterly average total loan commitment originations for fiscal year 2016 and 2017. Quarterly average total loan commitment originations includes non-consolidated senior interests sold or co-originated of $91.5M during Q1 2017 2. Average loan size based on loans originated or acquired during a reporting period 3. See Appendix for definitions, including definition of LTV Average Loan Size2 of $73.4 Million Since FY 2016 Average Loan Size $ Millions $ Millions FY 2016 FY 2017 1Q 2018 12.7% Growth vs. Historical Average of $73.4 Historical Average Historical Average 39.2% Growth vs. Historical Average of $416.0

Select 1Q 2018 Loan Originations

Investment:	Office	Multifamily	Office
Total Commitment	$54.2M	$165.0M	$47.0M
Location	Walnut Creek, CA	Various, NJ	Honolulu, HI
Collateral	✓ Twelve-building office campus ✓ 432,244 NSF of office	✓ 65-building portfolio ✓ 1,242 residential units ✓ 29 retail suites	✓ 288,353 NSF of office
Borrower Business Plan	✓ Refinance ✓ Lease-up and stabilization	✓ Refinance ✓ Lease-up and stabilization	✓ Refinance ✓ Lease-up and stabilization
LTV / In-Place Debt Yield[1]	66.9% / 8.0%	78.4% / 6.0%	57.9% / 8.2%
Loan Category[1]	Bridge / Stabilization	Bridge / Stabilization	Light Transitional
Investment Date	January 2018	February 2018	March 2018
Property Photos			

1. See Appendix for definitions, including LTV and Loan Category, and In-Place Debt Yield definitions
2. In-place debt yield for loans originated during the three months ended March 31, 2018 is defined as the ratio of in-place net cash flow divided by the initial funding amount, both as of the closing date

Note: Select 1Q18 Loan Originations represent 46.0% of total loan originations during 1Q18 based on total commitments. See slide 7 for Loan Origination data for 1Q18

8

Loan Funding Activity through March 31, 2018 Strong portfolio growth spurred by $579.2 million of new loan commitments with an $82.7 million average loan size Asset-Level Estimated Return on Equity1 of 9.2% for first quarter 2018 loan originations Loan UPB increased $421.5 million to $3.6 billion, an increase of 13.2% from December 31, 2017 1Q18 loan repayments of $156.2 million, consistent with 2016 and 2017 1. See Appendix for definitions, including Asset-Level Estimated Return on Equity definition 2. New originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings Note: Totals may not sum due to rounding Loan Funding Activity $ Millions Total Commitments UPB Deferred Fundings and New Originations2 Unfunded Commitments Repayments $3,727.2 $4,150.2

Loan Portfolio Financing Commitments as of March 31, 2018

- Total financing commitments of $3.9 billion[1] at a weighted average cost of funds of LIBOR plus 2.04%
- Closed in February 2018 TRTX 2018-FL1, a $932.4 million CLO, financing one first mortgage whole loan and 25 *pari passu* first mortgage loan investment participation interests at a current advance rate of 80.0% and a weighted average coupon of LIBOR plus 1.08%

Loan Financing Sources

- $1.3 billion of available financing capacity to support loan origination
- CLO issuance provides non-recourse financing to eliminate mark-to-mark risk, improve matched-term funding profile, and enhance Asset-Level Estimated Return on Equity[2] due to reduced cost of funds and increased advance rate
- Maturity Profile of Outstanding Borrowings (excluding TRTX 2018-FL1)
  - Initial: 1.0 years
  - Extended: 2.4 years

Financing Utilization[1]



$ Millions
Usage
Available
$2,526.4
$1,019.6
$1,506.8
$745.9
$0.0
$745.9
$330.8
$93.2
$237.6
$250.0
$160.4
$89.6
$81.5
$0.0
$81.5
Repurchase Agreements
CLO
Note-on-Note
Senior Secured Credit Facility
Non-Consolidated Senior Interests 2

Total Available Financing Capacity: $1,273.2

$3.9 Billion of Total Loan Portfolio Financing Commitments[1]



$ Millions
$2,526.4
Secured Revolving Repurchase Facilities
5 Lenders
Senior Secured Credit Facility
1 Lender
$250.0
$330.8
$745.9
$81.5
Note-on-Note
3 Lenders
Non-Consolidated Senior Interests2
2 Loans
CLO
TRTX 2018-FL1

1. Total Loan Portfolio Financing Commitments and Financing Utilization relates only to the financing of the Company's loan investments. Includes Non-Consolidated Senior Interests of $81.5 million at March 31, 2018
2. See Appendix for definitions, including definitions of Asset-Level Estimated Return on Equity and Non-Consolidated Senior Interests

Note: Excludes items related to CMBS investments. Totals may not sum due to rounding

10

Capital Deployment

- Capital base includes stockholders' equity of $1.2 billion and available loan financing capacity of $1.3 billion
- 1Q18 loan origination volume of $579.2 million of total loan commitments boosted TRTX's Potential Gross Loan Investment Capacity Utilization Rate to 87.0% at March 31, 2018
- Targeted Leverage of 3.5:1 reflects the impact of May 2018 financial covenant amendments which create an additional $596.3 million of Potential Net Loan Capacity on a pro-forma basis

Sustained Capital Deployment Provides for Portfolio Growth & Attractive Asset-Level Returns

Leverage Ratio[1]



Debt-to-Equity
Total Leverage
1.35x
1.48x
1.44x
1.55x
1.71x
1.82x
2.14x
2.21x
06/30/17
09/30/17
12/31/17
03/31/18

Financial Capacity

$ Millions	Dec 31, 2017	Mar 31, 2018	Pro-forma[5] Mar 31, 2018
Loan UPB	**$3,198.1**	**$3,619.6**	**$3,619.6**
Total Stockholders' Equity	$1,201.3	$1,192.6	$1,192.6
Targeted Leverage	3:1	3:1	3.5:1
Potential Gross Loan Investment Capacity	**$4,805.2**	**$4,770.4**	**$5,366.7**
Less: Outstanding Total Loan Commitments[2]	($3,727.2)	($4,150.2)	($4,150.2)
Potential Net Loan Capacity[3]	**$1,078.0**	**$620.2**	**$1,216.5**
Potential Gross Loan Investment Capacity Utilization Rate[4]	**77.6%**	**87.0%**	**77.3%**

1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage
2. Outstanding total loan commitments as of the reporting date
3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS) or mortgage loan repayments, which may be used for new loan originations. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods
4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Loan Commitments as a percentage of Potential Gross Loan Investment Capacity
5. Pro-forma March 31, 2018 Financial Capacity reflects additional leverage permitted under the Company's financial covenants amended on May 4, 2018.

11

Interest Rate Sensitivity 99.9% floating rate (by total commitment) loan portfolio well positioned in a rising interest rate environment1 Net floating rate mortgage loan exposure of $1.0 billion generates an annualized increase in net interest income of approximately $5.2 million for every 50 basis point increase in 1-month LIBOR Loan Portfolio Composition $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.09 $0.17 $0.26 $0.34 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR3 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part I, Item 3. of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk at March 31, 2018 2. Excludes one fixed rate loan of $2.6 million 3. Based on 1-month LIBOR at March 31, 2018 of 1.88% Note: Excludes items related to CMBS investments

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share Three Months Ended (unaudited) Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Net Income Attributable to Common Stockholders1 $25,111 $24,754 $20,787 $25,320 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 60,393,818 60,796,636 58,685,979 48,664,664 Basic and Diluted Earnings per Common Share $0.42 $0.41 $0.35 $0.52 Dividends Declared per Common Share $0.42 $0.38 $0.33 $0.41 Three Months Ended (unaudited) Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Net Income Attributable to Common Stockholders1 $25,111 $24,754 $20,787 $25,320 Non-Cash Compensation Expense 177 33 — — Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $25,288 $24,787 $20,787 $25,320 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 60,393,818 60,796,636 58,685,979 48,664,664 Core Earnings per Common Share, Basic and Diluted $0.42 $0.41 $0.35 $0.52 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock Note: Amounts shown in thousands, except share and per share data Book Value Per Common Share For the Period Ended (unaudited) Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Total Stockholders’ Equity $1,192,613 $1,201,331 $1,207,798 $1,003,972 Preferred Stock - 125 125 125 Stockholders’ Equity, Net of Preferred Stock $1,192,613 $1,201,206 $1,207,673 $1,003,847 Number of Common Shares Outstanding at Period End2 60,175,160 60,618,730 61,004,768 49,689,521 Book Value per Common Share $19.82 $19.82 $19.80 $20.20

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$188.0	$142.0	L + 4.1%	3.5 years	Nashville, TN	Mixed-Use[3]	$292 Sq. ft.	60.7%
Loan 2	180.0	167.5	L + 3.8%	4.6 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 3	173.3	151.8	L + 4.3%	4.5 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 4	165.0	154.4	L + 3.8%	4.9 years	Various, NJ	Multifamily	$129,412 / Unit	78.4%
Loan 5	164.0	122.5	L + 4.5%	3.8 years	Atlanta, GA	Retail	$461 Sq. ft.	47.7%
Loan 6	132.0	84.3	L + 7.5%	3.4 years	Fort Lauderdale, FL	Condominium	$281 Sq. ft. / $0[5]	19.8%
Loan 7	125.9	116.6	L + 4.8%	4.4 years	Cliffside, NJ	Multifamily	$400,828 / Unit	56.8%
Loan 8	121.6	99.5	L + 4.4%	4.3 years	Houston, TX	Multifamily	$425,245 / Unit	62.5%
Loan 9	112.0	112.0	L + 3.5%	4.9 years	Chicago, IL	Mixed-Use[3]	$351 Sq. ft.	78.4%
Loan 10	108.0	86.6	L + 7.0%	1.5 years	Miami, FL	Condominium	$253 Sq. ft. / $0[5]	84.7%
Loans 11 – 62	**$2,680.4**	**$2,382.4**	**L + 4.5%[4]**	**3.4 years**				**58.8%**
Total Loan Portfolio	**$4,150.2**	**$3,619.6**	**L + 4.5%[4]**	**3.7 years**				**60.6%**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes pari passu and junior positions
3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type
4. Represents the weighted average interest rate as of March 31, 2018 for the floating rate loans and the coupon for the fixed rate loan. Interest rate includes LIBOR plus the loan credit spread at March 31, 2018
5. Commitment amounts psf for condominium loans only are presented before and after giving effect to the aggregate net sales value of executed sales contracts (all of which are accompanied by substantial cash deposits from purchasers) relating to each specific condominium project

Note: As of March 31, 2018. The above shown loans do not represent all TRTX investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform. Excludes CMBS investments

15

ASSETS March 31, 2018 December 31, 2017 Cash and Cash Equivalents $74,382 $75,037 Restricted Cash 400 700 Accounts Receivable 141 141 Accounts Receivable from Servicer/Trustee 1,219 220 Accrued Interest Receivable 18,769 16,861 Loans Held for Investment (includes $2,159,565 and $2,694,106 pledged as collateral under secured revolving repurchase agreements, respectively) 3,597,210 3,175,672 Investment in Commercial Mortgage-Backed Securities, Available-for-Sale (includes $47,417, and $47,762 pledged as collateral under secured revolving repurchase agreements, respectively) 149,044 85,895 Other Assets, net 734 859 Total Assets $3,841,899 $3,355,385 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 5,630 5,385 Accrued Expenses 6,734 5,067 Collateralized Loan Obligation (net of deferred financing costs of $8,471 and $0, respectively) 737,433 — Secured Revolving Repurchase and Senior Secured Agreements (net of deferred financing costs of $7,533 and $8,697, respectively) 1,631,817 1,827,104 Notes Payable (net of deferred financing costs of $1,213 and $1,601, respectively) 236,378 287,886 Payable to Affiliates 5,875 5,227 Deferred Revenue 112 317 Dividends Payable 25,307 23,068 Total Liabilities 2,649,286 2,154,054 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value; 100,000,000 and 100,000,000 shares authorized; 0 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value; 300,000,000 and 300,000,000 shares authorized; 59,020,613 and 59,440,112 shares issued and outstanding, respectively) 60 60 Class A Common Stock ($0.001 par value; 2,500,000 and 2,500,000 shares authorized; 1,154,547 and 1,178,618 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,216,155 1,216,112 Accumulated Deficit (23,355) (14,808) Accumulated Other Comprehensive (Loss) (248) (34) Total Stockholders' Equity 1,192,613 1,201,331 Total Liabilities and Stockholders' Equity $3,841,899 $3,355,385 Consolidated Balance Sheets All amounts in thousands except share and per share amounts (unaudited)

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) Three Months Ended, INTEREST INCOME Mar 31, 2018 Mar 31, 2017 Interest Income $59,365 $47,941 Interest Expense (25,998) (17,800) Net Interest Income 33,367 30,141 OTHER REVENUE Other Income, net 366 122 Total Other Revenue 366 122 OTHER EXPENSES Professional Fees 899 729 General and Administrative 1,108 469 Servicing and Asset Management Fees 767 1,136 Management Fee 4,704 2,588 Collateral Management Fee — 131 Incentive Management Fee 926 1,581 Total Other Expenses 8,404 6,634 Income Before Income Taxes 25,329 23,629 Income Taxes (215) (154) Net Income $25,114 $23,475 Preferred Stock Dividends (3) — Net Income Attributable to Common Stockholders $25,111 $23,475 Basic Earnings per Common Share $0.42 $0.48 Diluted Earnings per Common Share $0.42 $0.48 Weighted Average Number of Common Shares Outstanding Basic: 60,393,818 48,446,028 Diluted: 60,393,818 48,446,028 OTHER COMPREHENSIVE INCOME Net Income $25,114 $23,475 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities (214) 1,232 Comprehensive Net Income $24,900 $24,707

Consolidated Statements of Cash Flows All amounts in thousands (unaudited) Three Months Ended, March 31, 2018 March 31, 2017 Cash Flows from Operating Activities: Net Income $25,114 $23,475 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, Net (4,147) (1,959) Amortization of Deferred Financing Costs 3,658 2,576 Capitalized Accrued Interest – 2,972 Stock Compensation Expense 177 – Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable – 153 Accrued Interest Receivable (2,771) (1,229) Accrued Expenses 610 (2,895) Accrued Interest Payable 245 719 Payable to Affiliates 648 1,150 Deferred Fee Income (205) (49) Other Assets 125 68 Net Cash Provided by Operating Activities 23,454 24,981 Cash Flows from Investing Activities: Origination of Loans Held for Investment (512,522) (244,700) Advances on Loans Held for Investment (60,972) (55,090) Principal Advances Held by Servicer/Trustee – (3,279) Principal Repayments of Loans Held for Investment 156,258 89,822 Proceeds from Sales of Loans Held for Investment – 52,443 Purchase of Commercial Mortgage-Backed Securities (63,654) (38,259) Principal Repayments of Commercial Mortgage-Backed Securities – 1,698 Purchases and Disposals of Fixed Assets – (79) Net Cash (Used in) Investing Activities (480,890) (197,444) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligation – (27,791) Proceeds from Collateralized Loan Obligation 745,904 10,175 Payments on Secured Financing Agreements (762,695) (156,623) Proceeds from Secured Financing Agreements 514,347 341,695 Payment of Deferred Financing Costs (9,519) 1,860 Payments to Repurchase Common Stock (8,360) – Payments to Redeem Series A Preferred Stock (125) – Dividends Paid on Common Stock (22,620) (17,838) Dividends Paid on Class A Common Stock (448) (508) Dividends Paid on Preferred Stock (3) – Net Cash Provided by Financing Activities 456,481 150,970 Net Change in Cash, Cash Equivalents, and Restricted Cash (955) (21,493) Cash, Cash Equivalents and Restricted Cash at Beginning of Period 75,737 103,975 Cash, Cash Equivalents and Restricted Cash at End of Period 74,782 82,482 Supplemental Disclosure of Cash Flow Information: Interest Paid 22,096 14,507 Taxes Paid 215 154 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment by Servicer/Trustee, Net – 36,206 Interest Payments of Loans Held for Investment and Commercial Mortgage-Backed Securities Held by Servicer/Trustee, Net 863 – Principal Repayments of Commercial Mortgage-Backed Securities Held by Servicer/Trustee, net 211 – Dividends Declared, not paid 25,307 21,281 Accrued Deferred Financing Costs 1,057 3,249 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities, Available-for-Sale (214) 1,232 Proceeds from Secured Financing Agreements Held by Trustee – 20,918 Accrued Other Assets Costs – 223

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps TRTX evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan portfolio and operations. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity Asset-Level Estimated Return on Equity (ALEROE) – is a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net), less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net) plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category LTV is calculated as the total outstanding principal balance of the loan or participation interest in a loan plus any financing that is pari passu with or senior to such loan or participation interest at the time of origination or acquisition, divided by the applicable real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The real estate value is based on a third-party appraisal obtained by the Manager from an appraiser who is a member of the Appraisal Institute. Such appraisals are prepared in accordance with professional standards of the Appraisal Institute and applicable government regulations Loan-to-Value (LTV) Fundings made under existing loan commitments after loan closing date Deferred Fundings

Definitions (cont.) In connection with any origination or co‐origination of a mezzanine loan by TRTX, the senior mortgage loan that is contemporaneously issued by the borrower to a senior mortgage lender or that is transferred by TRTX to the co‐originating senior mortgage lender. In either case, the senior mortgage loan is not included on TRTX’s consolidated balance sheets. TRTX retains only the mezzanine loan on its consolidated balance sheets All of the Company’s mezzanine loans are contiguous with mortgage loans originated by TRTX and sold to a third party as a nonconsolidated senior interest, or co-originated with a third party lender Non-Consolidated Senior Interest Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income Mezzanine Loan Loan made to the owner of a borrower under a mortgage loan and secured by a pledge of the equity interest(s) in such borrower. Mezzanine loans are subordinate to a first mortgage loan but senior to the owner’s equity Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, and material differences exist from business plan; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable.

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the Company’s investments, the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets, and in closing and originating loans in the pipeline that the Company is evaluating, are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing, or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 Investor Relations: (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust Luke Barrett (415) 743-1550 media@tpg.com New York Stock Exchange: Symbol: TRTX Analyst Coverage Bank of America Merrill Lynch Kenneth Bruce (415) 676-3545 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Wells Fargo Donald Fandetti (212) 214-8069 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Raymond James Stephen Laws (901) 579-4868 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG Global, LLC ("TPG"). TPG is a leading global alternative investment firm with a 25-year history and more than $82 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.